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                                                                    Exhibit 10.8


                                      LEASE




                             AVIATION SALES COMPANY,
                             -----------------------
                                    Landlord



                           KELLSTROM INDUSTRIES, INC.
                           --------------------------
                                     Tenant



                            DATED: December 1, 2000



         Premises: 3701 Flamingo Road, Miramar, Broward County, Florida


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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
1.     THE LEASED PREMISES.................................................1

2.     TERM AND EXTENSION OPTIONS..........................................1

3.     FIXED ANNUAL MINIMUM RENTAL.........................................2

4.     UTILITIES...........................................................2

5.     ADDITIONAL RENT.....................................................3

6.     USE.................................................................4

7.     COMPLIANCE WITH LAWS AND AGREEMENT..................................5

8.     MAINTENANCE AND REPAIR..............................................6

9.     CHANGES, ALTERATIONS AND NEW CONSTRUCTION BY TENANT.................7

10.    INDEMNITY AND PUBLIC LIABILITY INSURANCE............................9

11.    INSURANCE FOR DAMAGE OR DESTRUCTION AND WORKER'S COMPENSATION......10

12.    CONDEMNATION AND REJECTABLE OFFER..................................13

13.    REMOVAL OF TENANT'S PROPERTY.......................................16

14.    SUBORDINATION, NON-DISTURBANCE NOTICE TO LESSORS AND MORTGAGEES....16

15.    NON-WAIVER.........................................................18

16.    QUIET ENJOYMENT....................................................18

17.    ASSIGNMENT AND SUBLETTING..........................................19

18.    ENTRY BY LANDLORD..................................................21

19.    TENANT'S DEFAULT...................................................21

20.    TAX APPEALS AND CONTESTS...........................................24


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21.    SIGNS..............................................................25

22.    SURRENDER OF PREMISES..............................................25

23.    PROCEDURE UPON PURCHASE............................................25

24.    LANDLORD DEFINED...................................................26

25.    TENANT'S PAYMENTS..................................................27

26.    RIGHT TO CURE DEFAULT..............................................27

27.    COVENANT AGAINST LIENS.............................................27

28.    WAIVER OF REDEMPTION...............................................28

29.    LANDLORD'S AND TENANT'S CERTIFICATE................................29

30.    WAIVER OF TRIAL BY JURY AND WAIVERS BY GUARANTORS..................29

31.    NET LEASE; NON-TERMINABILITY.......................................29

32.    MISCELLANEOUS PROVISIONS...........................................30

33.    BANKRUPTCY OR INSOLVENCY...........................................36

34.    LATE CHARGES.......................................................39

35.    DEFINITIONS........................................................40



SCHEDULE A      -    The Land

SCHEDULE B      -    Minimum Rental

SCHEDULE C      -    Purchase Price

SCHEDULE 7(a)   -    List of Agreements and Covenants




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                                      LEASE

        THIS LEASE entered into this 1st day of December, 2000, by and between AVIATION SALES COMPANY, a Delaware corporation having an office at 3601 Flamingo Road, Miramar, Florida 33027 (hereinafter referred to as "LANDLORD") and KELLSTROM INDUSTRIES, INC., a Delaware corporation having an office at 3701 Flamingo Road, Miramar, Fl. 33027-2936 (hereinafter referred to as "TENANT").

        Upon the terms and subject to the conditions hereinafter set forth, the Landlord leases to the Tenant and the Tenant leases from the Landlord, the property hereinafter described:

         1. THE LEASED PREMISES.

                  (a) The property hereby leased to the Tenant is a leasehold estate in and to the tract or tracts of land (hereinafter referred to as the "LAND") situated in the City of Miramar, County of Broward, and State of Florida more particularly described in SCHEDULE "A" annexed hereto and by this reference made a part hereof, together with the buildings and other improvements now or hereafter located thereon (hereinafter collectively referred to as the "IMPROVEMENTS"), which Improvements shall include all of the Landlord's Property.

        The Land and Improvements leased hereunder together with all appurtenances thereto, hereinafter sometimes collectively referred to as the "LEASED PREMISES", are demised and let subject to (a) the rights of any parties in possession thereof and the existing state of the title thereof as of the commencement of the term of this Lease, (b) any state of facts which an accurate survey or physical inspection thereof might show, (c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction and (d) with respect to the Improvements, their condition as of the commencement of the term of this Lease, without representation or warranty by Landlord. Tenant represents to Landlord that Tenant has examined the title to and the physical condition of the Leased Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for all purposes hereof, and Tenant accepts the title and condition of the Leased Premises in their respective, present condition "AS-IS, WHERE-IS, WITH ALL FAULTS".

        Landlord makes no representation or warranty with respect to the condition of the Leased Premises or its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defect therein.

        Landlord and Tenant acknowledge and agree that the Leased Premises are currently being leased by Superior Lessor to Landlord pursuant to and in accordance with the terms of the Superior Lease.

         2. TERM. The term of this Lease shall be for a period commencing on the date the contingencies described in Section 32(w) hereof have been satisfied or waived (as evidenced by a



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certificate executed by Landlord and Tenant confirming such fact and setting forth the Commencement Date hereof) and terminating on the fifth (5th) anniversary thereof, plus the number of days necessary to end the term on the last day of a calendar month or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to the provisions of any present or future constitution, law, statute, ordinance, rule, regulation, other governmental order or controlling judicial determination of any federal, state, local, municipal or other governmental body, agency or authority having or asserting jurisdiction and all departments, commissions, boards and officers thereof (hereinafter collectively referred to as the "LAWS").

         Provided Tenant is not then in default beyond any applicable cure periods, Tenant shall have the option to renew the Term for five (5) additional consecutive periods of five (5) years each (the "RENEWAL PERIODS") by delivering written notice to Landlord at least twelve (12) months prior to the expiration of the then Term. The Renewal Periods shall be upon the same terms and conditions, except that: (i) the Minimum Rental shall be in the amount as provided on SCHEDULE "B" annexed hereto and by this reference made a part hereof, and (ii) there shall be no further renewals.

         3. MONTHLY RENTAL. Tenant covenants to pay Landlord, without previous demand therefor and without any setoff or deduction whatsoever, in lawful money of the United States of America, a net monthly minimum rent (the "MINIMUM RENTAL") for each month of the term of this Lease, in advance on or before the first (1st) day of each and every calendar month during the term of this Lease in amounts as provided on SCHEDULE "B"; provided, however, that Tenant shall not be obligated to pay any Minimum Rental for the first thirty (30) days of the term of this Lease. In the event that the term of this Lease does not commence on the first day of a calendar month, the installment of Minimum Rental for the partial calendar month beginning thirty (30) days after the commencement of the term of this Lease shall be prorated on the basis of the number of days of the term within such calendar month. Landlord may, at its option, direct Tenant to pay all or any portion of the Minimum Rental directly to the holder of any mortgage on the Leased Premises and to pay the balance of the Minimum Rental, if any, to Landlord.

         4. UTILITIES. Tenant shall furnish, at its own expense, all utilities of every type and nature required by it in its use of the Leased Premises and shall pay or cause to be paid, when due, all bills for water, sewerage, heat, gas, electricity and other utilities, if any, used on, in connection with, or chargeable against the Leased Premises until the termination of this Lease and all bills for utility charges relating to the Leased Premises or the use thereof and imposed on users of utilities, whether or not such charges shall relate to services or benefits available to the Tenant during the term of this Lease, and the Tenant shall indemnify and save harmless the Landlord from and against any loss, cost and expense in connection therewith.



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         5. ADDITIONAL RENT.

                  (a) It is the purpose and intent of the Landlord and Tenant that the rent payable hereunder shall be absolute net to the Landlord so that this Lease shall yield, net to the Landlord, the rents specified herein in each year during the term of this Lease, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off whatsoever and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as herein otherwise expressly set forth. Tenant shall pay all costs, expenses, and charges of every kind and nature relating to the Premises, except debt service on any indebtedness of Landlord, which may arise or become due or payable during or after (but attributable to a period falling within) the Term.

                  (b) Tenant covenants to pay, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, as additional rent, all taxes, assessments (including but not limited to, all assessments for public improvements or benefits, whether or not commenced or completed within the term of this Lease), water, sewer and other rents, rates and charges, charges for public utilities, excises, levies, license and permit and inspection fees and other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time prior to or during the term of this Lease may have been or may be assessed, levied, confirmed, imposed upon, or grow or become due or payable out of or in respect of, or become a lien on, the Leased Premises or any part thereof or any appurtenance thereto, any personal property, the rent and income received by Tenant from subtenants, any use, possession or occupation of the Leased Premises, or rentals or sales therefrom or activity conducted therein, such franchises as may be appurtenant to the use or occupation of the Leased Premises, this transaction or any document to which Tenant is a party creating or transferring any right, title or interest or estate in the Leased Premises (all of the foregoing, together with any and all penalties and/or interest thereon, and together with any and all Premiums, being hereinafter sometimes collectively referred to as "Impositions", and any of the same being hereinafter sometimes referred to as an "Imposition"). Nothing herein contained shall require Tenant to pay income taxes assessed against Landlord, or any capital levy, corporation franchise, excess profits, estate, succession, business inheritance or transfer taxes of Landlord, unless such taxes are imposed or levied upon or assessed as a total or partial substitute for, or in lieu of, any other Imposition required to be paid by Tenant pursuant to this Section 5(b), in which event same shall be deemed Impositions and shall be paid by Tenant; provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on Landlord a capital levy, gross receipts or other tax directly on the rents received therefrom and/or a franchise tax or an assessment, levy or charge measured by or based, in whole or in part, upon such rents, the Leased Premises (including but not limited to the acquisition, leasing, use, or value thereof) or the present or any future Improvements on the Leased Premises or the construction thereof and/or measured in whole or in part by Landlord's income from the Leased Premises if in computing such income



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there is not allowed as a deduction any significant portion of the depreciation or interest deductions allowed for federal income tax purposes, then all such taxes, assessments, levies and charges, or the part thereof so measured or based, shall be deemed to be included within the term "Imposition" for the purposes hereof, but only to the extent that such taxes would be payable if the Leased Premises were the only property of Landlord, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions. Tenant shall furnish to Landlord, promptly after payment of any Impositions official receipts or other satisfactory proof evidencing payment of such Imposition. In addition Tenant shall furnish to Landlord, semi-annually, throughout the term of this Lease, a certificate executed by an executive officer of Tenant, stating that all Impositions have been paid to date. Landlord shall have the right, at Landlord's option, to require Tenant to: (i) promptly deposit with Landlord, or, if directed by Landlord, the Mortgagee, funds for the payment of current Impositions required to be paid by Tenant hereunder; and (ii) also deposit one-twelfth (1/12th ) of the current annual or annualized Impositions as the case may be, or those of the preceding years if the current amounts thereof have not been fixed, on the first day of each month in advance, except that all additional funds required for any payments thereof shall also be deposited as aforesaid on the first day of the month during which or at the end of which an Imposition is due and payable without interest, penalty or liability and any interest made available to Landlord or Mortgagee earned on such funds, less an administrative fee of one (1%) percent per annum, shall accrue for the benefit of Tenant.

         6. USE.

                  (a) Tenant shall be permitted to use the Leased Premises for any and all Lawful purposes, subject, however, to zoning ordinances, Laws, the orders, rules and regulations of the Board of Fire Insurance Underwriters and any similar bodies having or asserting jurisdiction, thereof now in effect or hereafter adopted by any governmental authority having or asserting jurisdiction and such conditions, restrictions and other encumbrances, if any, to which the Leased Premises are subject at the time of execution and delivery hereof.

                  (b) Tenant shall not use or occupy or permit the Leased Premises to be used or occupied, nor do or permit anything to be done in or on the Leased Premises or any part thereof, in a manner that would in any way violate any of the Laws or any certificate of occupancy affecting the Leased Premises or make void or voidable any insurance then in force with respect thereto, or that may make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or that will cause or be likely to cause structural injury to any of the Improvements or that will constitute a public or private nuisance or waste. Nothing contained in this Lease and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or to make any agreement that may create, give rise to, or be the foundation for, any right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Leased Premises.



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         7. COMPLIANCE WITH LAWS AND AGREEMENT.

                  (a) Tenant shall, throughout the term of this Lease, and at Tenant's sole cost and expense, promptly comply, or cause compliance: (i) with all Laws, whether present or future, foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord and Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations, or additions, and irrespective of the cost thereof, which may be applicable to the Leased Premises, and (ii) with any agreements, contracts, easements and restrictions affecting the Leased Premises or any part thereof or the ownership, occupancy or use thereof existing on the date hereof and listed on SCHEDULE "7(a)" attached hereto or hereafter created by Tenant, or consented to or requested by Tenant.

                  (b) Tenant represents and warrants that it will not on, about or under the Leased Premises, use, make, treat or dispose of any "hazardous substances" as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, and the rules and regulations promulgated pursuant thereto, as from time to time amended, 42 U.S.C. ss. 9601 ET SEQ.(hereinafter referred to as the "ACT") in violation of any laws. Tenant represents and warrants that it will at all times comply with the Act and any other federal, state or local laws, rules or regulations governing Hazardous Materials. Hazardous Materials as used herein shall include, without limitation, all chemicals, petroleum, crude oil or any fraction thereof, hydrocarbons, polychlorinated biphenyls (PCBs) , asbestos, asbestos-containing materials and/or products, urea formaldehyde, or any substances which are classified as "hazardous" or "toxic" under the Act; hazardous waste as defined under the Solid Waste Disposal Act, as amended 42 U.S.C. ss. 6901; air pollutants regulated under the Clean Air Act, as amended, 42 U.S.C. ss. 7401, ET SEQ.; pollutants as defined under the Clean Water Act, as amended., 33 U.S.C. ss. 1251, ET SEQ., any pesticide as defined by Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. ss. 136 ET SEQ., any hazardous chemical substance or mixture or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act, as amended, 15 U.S.C. ss. 2601, ET SEQ., any substance listed in the United States Department of Transportation Table at 45 CFR 172.101; any chemicals included in regulations promulgated under the above listed statutes or any modifications thereof or successor statutes thereto; any explosives, radioactive material, and any chemical regulated by state statutes similar to the federal statutes listed above and regulations promulgated under such state statutes.

                  (c) To the extent required by the Act and/or any federal, state or local laws, rules or regulations governing Hazardous Materials, Tenant shall remove any hazardous substances (as defined in the Act) and Hazardous Materials (as defined above) whether now or hereafter existing on the Leased Premises arising out of or in any manner connected with Tenant's occupancy of the Leased Premises during the term of this Lease in accordance with Applicable Laws. Tenant shall and hereby does agree to defend, indemnify and hold Landlord, Mortgagee, and Superior Lessor and their respective members, officers, directors, shareholders, partners and employees harmless from and against any and all causes of actions, suits, demands or judgments of any nature whatsoever, losses, damages, penalties, expenses, fees, claims, costs



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(including response and remedial costs) and liabilities, including, but not limited to, attorneys' fees and costs of litigation, arising out of or in any manner connected with (i) the violation of any applicable federal, state or local environmental law by Tenant with respect to the Leased Premises; (ii) the "release" or "threatened release" of or failure to remove, as required by this subsection 7(c), "hazardous substances" (as defined in the Act) and Hazardous Materials (as defined above) from the Leased Premises or any portion or portions thereof, now or hereafter existing during the term of this Lease arising out of or in any manner connected with Tenant's occupancy of the Leased Premises during the term of this Lease.

                  (d) The Tenant represents and warrants that it will not install any additional underground storage tank without specific, prior written approval from the Landlord, which may be withheld in its sole discretion. The Tenant will not store combustible or flammable materials on the Leased Premises in violation of the Act and any other federal, state or local Laws, rules or regulations governing Hazardous Materials.

                  (e) Except as expressly provided in subsection 12(f) of this Lease, no abatement, diminution or reduction in Minimum Rental, additional rent or any other charges required to be paid by Tenant pursuant hereto shall be claimed by or allowed to Tenant for any inconvenience or interruption, cessation, or Loss of business caused directly or indirectly, by any present or future Laws, or by priorities, rationing or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any manner or thing resulting therefrom, or by any other cause or causes beyond the control of Landlord or Tenant, nor shall this Lease be affected by any such causes; and, except as expressly provided in subsection 12(f) of this Lease, no diminution in the amount of the space used by Tenant caused by legally required changes in the construction, equipment, fixtures, motors, machinery, operation or use of the Leased Premises shall entitle Tenant to any abatement, diminution or reduction of the rent or any other charges required to be paid by Tenant pursuant to the terms of this Lease.

         8. MAINTENANCE AND REPAIR.

                  (a) Tenant shall promptly throughout the term of this Lease at Tenant's cost and expense, take good care of and maintain the Leased Premises and all roadways, sidewalks, curbs and trackage rights, if any (to the extent the same are subject to Tenant's control) on, adjacent and appurtenant thereto, in good order and repair, and shall promptly remove all accumulated snow, ice and debris from any and all roadways, sidewalks, and curbs located upon or appurtenant to the Leased Premises and from any and all other sidewalks and curbs adjacent to the Leased Premises.

                  (b) Tenant shall not commit or suffer to be committed any waste upon or about the Leased Premises, and shall promptly at its cost and expense, make all necessary replacements, restorations, renewals and repairs to the Leased Premises and appurtenances thereto, whether interior or exterior, structural or non-structural, ordinary or extraordinary, and foreseen or unforeseen ordinary wear and tear excepted. Repairs, restorations, renewals and replacements shall, to the extent possible, be at least equivalent in quality to the original work or


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the property replaced, as the case may be. Tenant shall not make any claim or demand upon or bring any action against the Landlord for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural of the Leased Premises or any part thereof.

                  (c) Landlord shall not under any circumstances be required to build any improvements on the Leased Premises, or to make any repairs, replacements, alterations or renewals of any nature or description to the Leased Premises or to any of the Improvements, whether interior or exterior, ordinary or extraordinary, structural or non-structural foreseen or unforeseen, or to make any expenditure whatsoever in connection with this Lease or to inspect or maintain the Leased Premises in any way. Tenant hereby waives the right to make repairs, replacements, renewals or restorations at the expense of Landlord pursuant to any Laws.

         9. CHANGES, ALTERATIONS AND NEW CONSTRUCTION BY TENANT.

                  (a) Tenant, at its sole cost and expense, shall have the right at any time and from time to time during the term of this Lease to make changes and alterations to the building or buildings on the Leased Premises or to construct new buildings thereon or repair or replace any building or buildings damaged, destroyed or taken (all of the foregoing are hereinafter collectively referred to as "TENANT CHANGES" and any of the foregoing is hereinafter referred to as a "TENANT CHANGE"), subject, however, in all cases to the following:

                           (i) Landlord's prior written consent shall be
required in each instance of any Tenant's Change involving the structure or exterior of any building (which consent shall not be unreasonably withheld; it shall not be unreasonable for Landlord to withhold such consent if the same shall be in violation of any Mortgage or if Mortgagee shall not give its consent to the same where its consent is required by the terms of its Mortgage).

                           (ii) In addition to the consent required under
Section 9(a)(i) above, any Tenant Change or Tenant Changes, whether or not structural or exterior, involving an estimated cost of more than One Hundred Thousand ($100,000,000) Dollars shall require the prior written consent of Mortgagee, if and as required by such Mortgagee, and the prior written reasonable consent of the Landlord.

                           (iii) No Tenant Change shall be undertaken until the
Tenant shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction; and, at Tenant's expense, the Landlord shall join in application for such permits and authorizations whenever such action is necessary.

                           (iv) Any Tenant Change involving an estimated cost of
more than One Hundred Thousand ($100,000.00) Dollars shall be conducted under the supervision of a licensed architect or engineer selected by Tenant and shall be made in accordance with detailed plans and specifications (the "PLANS AND SPECIFICATIONS") and cost estimates prepared by such architect or engineer and approved in writing by the Landlord, which approval Landlord agrees not unreasonably to withhold.



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                           (v) Any Tenant Change shall be made promptly and in a
good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and all Laws and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Leased Premises.

                           (vi) The cost of any Tenant Change shall be paid in
cash or its equivalent by the Tenant, so that the Leased Premises shall at all times be free of liens for labor or materials supplied or claimed to have been supplied to the Leased Premises.

                           (vii) Any such Tenant Change shall immediately upon
incorporation into the Leased Premises be and become the property of the Landlord, subject to the leasehold rights of the Tenant hereunder.

                           (viii) Tenant shall carry all necessary Worker's
Compensation Insurance and shall furnish Landlord with evidence of any and all such coverage.

                           (ix) If any Tenant Change is undertaken by Tenant
pursuant to the provisions of Section 11 or 12 of this Lease then each request for payment shall be made on thirty (30) days prior notice to Landlord and Mortgagee and shall be accompanied by a certificate to be made by the supervising architect or engineer, stating (a) that all of the work completed has been done in compliance with the approved Plans and Specifications, (b) that the sum requested is justly required to reimburse the Tenant for payments by the Tenant to or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work (giving a brief description of such services and materials) , and that, when added to all sums previously paid out by the Landlord, it does not exceed ninety (90%) percent of the value of the work done to the date of such certificate, with final payment of the balance of the cost of the work to be made upon certification by the supervising architect or engineer and by the Mortgagee's architect as to completion in accordance with the approved Plans and Specifications, and (c) that the amount of such proceeds remaining in the hands of the Landlord will be sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Landlord may require an estimate of the cost of such completion);

                           (x) If any Tenant Change involving an estimated cost
in excess of Thirty Thousand ($30,000.00) Dollars is undertaken by Tenant pursuant to the provisions of this Lease, then each request for reimbursement shall be accompanied by waivers of lien satisfactory to Landlord and Mortgagee covering that part of the work for which payment or reimbursement is being requested and by a search prepared by a title company or licensed abstractor or by other evidence, satisfactory to Landlord and Mortgagee, that there has not been filed with respect to any part of the Leased Premises any mechanics' or other lien or instrument for the retention of title in respect of any of the work not discharged of record, and, if and as requested by Landlord or Mortgagee, title policy endorsements sufficient to evidence the foregoing and insure the priority of the requesting party's interest in the Leased Premises;



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                           (xi) If any Tenant Change involving an estimated cost
in excess of Thirty Thousand ($30,000.00) Dollars is undertaken by Tenant pursuant to the provisions of this Section 9 or of Section 11 or 12 of this Lease, then the request for any payment after the work has been completed shall be accompanied by such certificates, permits and licenses required by any Laws and such other instruments and agreements as Landlord or Mortgagee shall reasonably require;

                           (xii) No Tenant Change shall tie-in or connect the
Leased Premises or any Improvements thereon with any property outside the Leased Premises without the prior written consent of the Landlord; and

                           (xiii) No Tenant Change shall impair the structural
integrity of any building comprising a part of the Leased Premises.

                           (xiv) In connection with any Tenant Change undertaken
pursuant to the provisions of this Section 9 or of Section 11 or 12 of this Lease, Landlord may as a condition of its consent require Tenant to post a bond or other security reasonably satisfactory to Landlord to insure the completion of such Tenant Change.

                  (b) Notwithstanding anything to the contrary contained in this Lease, Tenant shall not, without Landlord's prior written approval, make any alteration or change to the Leased Premises which would decrease the size of or decrease the square foot floor area of any building comprising a part of the Leased Premises.

         10. INDEMNITY AND PUBLIC LIABILITY INSURANCE.

                  (a) Tenant shall at all times indemnify Landlord, Mortgagee, and Superior Lessor for, defend Landlord, Mortgagee and Superior Lessor against, and save Landlord and Superior Lessor harmless from, any liability, loss, cost, injury, damage or other expense or risk whatsoever that may occur or be claimed by or with respect to any person(s) or property on or about the Leased Premises and resulting directly or indirectly from the use, misuse, occupancy, possession or unoccupancy of the Leased Premises by Tenant or any concessionaires, subtenants or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons, or from the condition of the Leased Premises. Tenant shall, at its cost and expense, defend against any and all such actions, claims and demands and shall indemnify Landlord, Mortgagee and Superior Lessor for all costs, expenses and liabilities it may incur in connection therewith. Except for the gross negligence or willful misconduct of Landlord or Landlord's employees, agents or contractors, Landlord shall not in any event whatsoever be liable for any injury or damage to the Leased Premises or to the Tenant or to any concessionaires, subtenants or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons or to any property of any such persons, and Tenant shall not make any claim or demand upon or institute any action against the Landlord as a result of such injury or damage.

                  (b) Tenant, at its cost and expense, shall obtain and maintain in force throughout the term of this Lease, comprehensive general liability insurance against any loss, liability or damage on, about or relating to the Leased Premises, with limits of not less than Three Million ($3,000,000.00) Dollars for death or injuries to one person and not less than Five Million ($5,000,000.00) Dollars for death or injuries to two or more persons in one occurrence, and not less than One Million ($1,000,000.00) Dollars for damage to property (all of the foregoing being hereinafter sometimes collectively referred to as the "LIABILITY INSURANCE") . All such Liability Insurance obtained and maintained by Tenant shall name Landlord, Tenant, Mortgagee, and Superior Lessor as the insured parties therein and shall be obtained and maintained from and with a reputable and financially sound insurance company(ies) reasonably acceptable to Landlord, authorized to issue such insurance in the State in which the Leased Premises is located.

                  (c) The policies of insurance required hereunder this Lease shall contain an agreement by the insurer that it will not cancel or modify such policy except after thirty (30) days prior written notice to Landlord and Mortgagee by certified mail, return receipt requested. Not less than thirty (30) days prior to the expiration of any such insurance policy, Tenant shall deliver to Landlord a certificate evidencing the replacement or renewal thereof.

                  (d) Tenant shall furnish Landlord with duplicate original(s) or original certificates of such insurance policies, including renewal and replacement policies, together with written evidence that the premiums therefor have been paid. It is understood and agreed that said policies may be blanket policies' covering other locations operated by Tenant, its affiliates or subsidiaries, provided that such blanket policies otherwise comply with the provisions of this Section 10.

                  (e) Tenant shall comply, notwithstanding any other provision, with the requirements of any Mortgages or Superior Leases relating to the insurance and to the proceeds of insurance maintained and required to be maintained by Tenant pursuant to the provisions of Section 10 and 11 of this Lease.

         11. INSURANCE FOR DAMAGE OR DESTRUCTION AND WORKER'S COMPENSATION.

                  (a) The Tenant shall, throughout the term of this Lease, at its own cost and expense, obtain and maintain in full force and effect and in the name of Tenant, Landlord and, if so requested by Landlord, Mortgagee or Superior Lessor (except that Landlord, Mortgagee and Superior Lessor need not be named on any Workers Compensation policy):

                           (i) all risks insurance, including, but not limited
to collapse, loss or damage occasioned by fire, the perils included in the so-called extended coverage endorsement, vandalism and malicious mischief, and water damage and containing Replacement Cost, Agreed Amount and Demolition and Increased Cost due to Ordinance endorsements covering the Improvements and all replacements and additions thereto, and all fixtures, equipment and other personal property therein; the foregoing coverage shall be provided in amounts sufficient to provide one hundred (100%) percent of the full replacement cost of the Improvements and shall be determined from time to time, but not more frequently than once in any thirty-six (36) calendar months unless otherwise reasonably requested by a Mortgagee, at Tenant's expense, at the request of the Landlord, by any appraiser selected by Tenant and approved by Landlord and the insurance carrier;

                           (ii) if a sprinkler system shall be located in the
Leased Premises, sprinkler leakage insurance in amounts reasonably satisfactory to Landlord and Mortgagee;

                           (iii) such other insurance and in such amounts as may
from time to time be required by a Mortgagee;

                           (iv) Boiler and Machinery Broad Form policy covering
explosion insurance in respect of steam and pressure boilers and similar apparatus, if any, located on the Leased Premises in an amount equal to one hundred (100%) percent of the full replacement cost of the Improvements;

                           (v) war risk insurance as and when such insurance is
obtainable from the United States Government or any agency or instrumentality thereof, and a state of war or national or public emergency exits or threatens, and in an amount not less than the full insurable value of the Leased Premises;

                           (vi) the Liability Insurance as provided in Section
10 of this Lease;

                           (vii) Worker's Compensation insurance subject to
statutory limits or better in respect of any work or other operations on or about the Leased Premises;

                           (viii) such other insurance with respect to the
Leased Premises and in such amounts as Landlord from time to time may reasonably request against such other insurable hazards which at the time in question are commonly insured against in the case of property similar to the Leased Premises;

                           (ix) during the performance of any construction,
broad form Builder's All-Risk insurance.

                  (b) All such insurance described in subparagraph (a) of this
Section 11 shall:

                           (i) be obtained from and maintained with reputable
and financially sound insurance company(ies) reasonably acceptable to Landlord and Mortgagee, authorized to issue such insurance in the State in which the Leased Premises are located;

                           (ii) name Superior Lessor as a co-insured and shall
name Mortgagee as a loss payee;

                           (iii) be on and/or contain such terms and conditions
as shall be satisfactory to Landlord and to Mortgagee and Superior Lessor;

                           (iv) provide that the proceeds of any loss shall be
payable to Landlord (but to be held in escrow by any recognized financial institution selected by Landlord for purposes of rebuilding in accordance with subsection (e) below), or, if Landlord so requests, to Mortgagee in accordance with this Lease;

                           (v) contain an agreement by the insurer that it will
not cancel or modify such policy except after thirty (30) days' prior written notice to Landlord and Mortgagee by certified mail, return receipt requested; and

                           (vi) provide that any loss otherwise payable
thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such agreement, result in a forfeiture of all or part of the payment of such loss.

                  (c) Not less than thirty (30) days prior to the expiration of any such insurance policy, Tenant shall deliver to Landlord a certificate evidencing the replacement or renewal thereof.

                  (d) The Tenant shall furnish Landlord and Mortgagee with duplicate original(s) or original certificate(s) together with true copy(ies) of all such insurance policies described in subparagraph (a) of this Section 11, including renewal and replacement policy(ies), together with written evidence that the premiums therefor (hereinafter referred to as the "PREMIUMS") have been paid. It is understood and agreed that said policies may be blanket policies covering other locations operated by Tenant its affiliates or subsidiaries, provided that such blanket policies otherwise comply with the provisions of this
Section 11, and provided further that such policies shall provide for a reserved amount thereunder with respect to the Leased Premises so as to assure that the amount of insurance required by the provisions of this Section 11 will be available notwithstanding any losses with respect to other property covered by such blanket policy.

                  (e) If any portion of the Leased Premises is damaged or destroyed by fire or other casualty, Tenant shall forthwith give notice thereof to Landlord, Mortgagee, and Superior Lessor, and Tenant shall (to the extent insurance proceeds are made available), at its cost and expense, forthwith repair, restore, rebuild or replace the damaged or destroyed Improvements, fixtures or equipment, and complete the same as soon as reasonably possible to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by Law. The Landlord, in such event, shall, to the extent and at the times the insurer and Mortgagee make the proceeds of the insurance available, reimburse the Tenant for the costs of making such repairs, restoration, rebuilding and replacements, provided further that said reimbursements need be made only under such conditions that the Landlord and Mortgagee are assured that at all times the Leased Premises shall be free of liens or claims of liens by reason of such work, and provided further that the portion of the proceeds paid out at any time shall not exceed the value of the actual work and materials incorporated in the repaired, restored, rebuilt or replaced Leased Premises and that the conditions described in Section 9 are complied with. To the extent, if any, that the proceeds of insurance made available as aforesaid are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, and notwithstanding the expiration or termination of the term of this Lease, the Tenant shall pay the amount by which such costs exceed the insurance proceeds made available as aforesaid. Any surplus of insurance proceeds over the cost of restoration, net of all expenses incurred by Landlord in connection with the administration thereof, shall be promptly paid over to the Tenant.

                  (f) In the event of any damage to or destruction of the Leased Premises, Tenant shall promptly notify Landlord and Mortgagee and shall file prompt proof of loss to the relevant insurance company(ies).

                  (g) The obligation to pay the rent provided for herein and to otherwise perform Tenant's obligations hereunder shall continue unabated by reason of such damage or destruction; that is, there shall be no abatement or diminution of rent or release from any of Tenant's obligations hereunder by reason of such damage or destruction regardless of the period of time, if any, during which the Leased Premises or any part thereof remain untenantable, any Laws to the contrary notwithstanding.

                  (h) The provisions and requirements of all of Section 9 shall apply with respect to any repairing, restoring, rebuilding or replacing made pursuant to this Section 11; and same shall be made in accordance with the Plans and Specifications to the extent required hereunder.

                  (i) As to any loss or damage which may occur upon the property of a party hereto and be collected under any insurance policy(ies), such party hereby releases the other from any and all liability for such loss or damage to the extent of such amounts collected.

                  (j) Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be furnished by Tenant under Sections 10 and 11 of this Lease, unless Landlord, and with respect to the insurance described in Section 11, Mortgagee designated by Landlord, are included therein as named insureds, with loss payable as in said Sections provided. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord duplicate original(s) thereof, or original certificate(s) evidencing the same with true copies thereof, as provided in this Lease.

         12. CONDEMNATION AND REJECTABLE OFFER.

                  (a) In the event that at any time during the term of this Lease, title to the whole or materially all of the Leased Premises shall be taken by the exercise of' the right of condemnation or eminent domain or by agreement between the Landlord and those authorized to exercise such right, this Lease shall terminate and expire on the date of such taking (herein referred to as the "TAKING DATE") and the rent provided to be paid by the Tenant shall be apportioned and paid to the Taking Date.

                  (b) If (i) any material portion of any building on the Leased Premises shall be taken, or (ii) substantially all reasonable means of ingress and egress to and from the Leased Premises are permanently eliminated by reason of such a taking, then and in any of such events, Landlord and Tenant shall each have the right to terminate this Lease on the next date for payment of Minimum Rental occurring at least thirty (30) days after notice to the other given within ninety (90) days after the Taking Date.

                  (c) If and when it shall be established that this Lease shall terminate pursuant to the provisions of subsection (a) or (b) of this Section 12, then Tenant shall (i) be deemed to have hereby made an irrevocable offer (the "OFFER") to purchase the Leased Premises and Landlord's right to the award payable in connection with such taking as of the Taking Date, at a price (hereinafter referred to as the "PURCHASE PRICE") determined in accordance with SCHEDULE "C" attached hereto, and (ii) if less than the entire Leased Premises shall have been taken, and Tenant elects to cancel as a result thereof Tenant shall deliver to Landlord a certificate of Tenant, signed by the President or any Vice President thereof, stating that, in the judgment of the Board of Directors of Tenant, the portion of the Leased Premises or the means of ingress and egress so taken is sufficient to fulfill the conditions set forth in subdivisions (i) or (ii) of subsection (b) of this Section 12.

                  (d) If Landlord desires to accept the Offer it shall notify Tenant of such acceptance (hereinafter referred to as the "ACCEPTANCE NOTICE") and the procedures specified in subsection (e) hereof shall be applicable except that the Closing Date shall be a date specified by Landlord in the Acceptance Notice which date shall be the earlier to occur of either: (i) the Taking Date, or (ii) the date which is not less than thirty (30) days nor more than sixty
(60) days from the date thereof but in no event shall the Closing Date be prior to the Taking Date. If Landlord shall reject the Offer by notice given to Tenant not later than the tenth (10th) day prior to the Taking Date, then, except with respect to obligations and liabilities of Tenant under this Lease, actual or contingent, which have arisen on or prior to the Taking Date, this Lease shall terminate on the Taking Date upon payment by Tenant of all installments of Minimum Rental and all other sums then due and payable under this Lease to and including the Taking Date. Anything herein contained to the contrary notwithstanding, if the Taking Date occurs, and any Mortgages are then in effect, any rejection by Landlord of the Offer shall be of no force or effect whatsoever unless accompanied by the written consent thereto of the Mortgagee.

                  (e) If Landlord shall not have rejected the Offer as provided in subsection (d) above, or if Landlord makes such rejection without the consent (if required) of Mortgagee, then Tenant shall forthwith give written notice thereof (hereinafter referred to as the "FINAL NOTICE") to Landlord, and if such rejection is not made and/or such consent is not given, as the case may be, within five (5) days after Landlord's receipt of the Final Notice from Tenant, then Landlord shall be conclusively presumed to have accepted the Offer, and on a date (the "CLOSING DATE") which shall be specified by Tenant in the Final Notice, but not more than thirty
(30) days from the date of the Final Notice, Landlord shall transfer, convey or assign to Tenant or its designee upon the terms and provisions set forth in subsections 23(a) and 23(b) hereof, all of Landlord's right, title and interest, if any, in (i) the Leased Premises, and (ii) the "Net Award" (as hereinafter defined, (whether or not such "Net Award" or any part thereof shall have been received by Landlord). Concurrently with such transfer, conveyance or assignment, Tenant shall pay the Purchase Price therefor to Landlord together with all installments of Minimum Rental and all other sums then due and payable under this Lease to and including such Closing Date minus, however, any part of the Net Award which may theretofore have been received by Landlord. In the event of the termination of this Lease pursuant to this Section 12, and only if Tenant shall have purchased the Leased Premises pursuant to this Section 12, Tenant or its designee shall be entitled to the "Net Award" payable in connection with such taking (the entire award less all of Landlord's expenses related thereto being herein called the "Net Awards") . Notwithstanding anything contained in this Lease to the contrary (i) in the event of the termination of this Lease pursuant to this Section 12, and if Tenant shall not have purchased the Leased Premises pursuant to the provisions of this Section 12, or (ii) if this Lease is terminated pursuant to the provisions of this Section 12 after the expiration of the term of this Lease, then, in either of such events, Landlord shall be entitled to the entire award payable in connection with such taking.

                  (f) In the event of any taking of the Leased Premises and if this Lease shall not terminate as provided in subsections 12(a) and 12(b) above, then this Lease shall continue unaffected (except as hereinafter specifically otherwise provided) and the Landlord shall be entitled to all awards, damages, consequential damages and compensation for such taking and the Tenant shall not be entitled to share in any such award or have any claim against Landlord for any part thereof, provided: (i) Landlord shall, to the extent the Net Award paid for the Improvements on the Leased Premises is made available to Landlord, reimburse Tenant for its cost of demolition, repair, rebuilding and restoration to return the Improvements to a tenantable condition, as and when expended, and paid in like manner and subject to the provisions and conditions contained in
Section 9 above, which provisions and conditions shall be deemed to apply to such demolition, repair, rebuilding and restoration; and (ii) the Minimum Rental payable by Tenant to Landlord under Section 3 hereof, from and after the date of restoration of the Leased Premises, shall be reduced by an amount equal to the product obtained by multiplying the amount of the Net Award retained by Landlord, if any, after restoration of the Leased Premises by Tenant, as provided herein, by ten (10) percent. In the event of any taking which does not result in a termination of this Lease and provided Tenant is given the Net Award to use for rebuilding, Tenant shall promptly make such demolition, repair, rebuilding and restoration as are necessary to return the Leased Premises to a tenantable condition (in accordance with the Plans and Specifications to the extent same is practicable), and in the event that the cost of such demolition, repair, rebuilding and restoration shall exceed the Net Award collected by the Landlord, the Tenant shall pay the deficiency.

                  (g) In the event Landlord is advised of an impending condemnation, the Landlord shall give notice of such fact to the Tenant and the Tenant, at its election, shall be entitled to participate in any negotiations or litigation with the condemning authority.

                  (h) Notwithstanding the foregoing, Tenant, at its cost and expense, shall be entitled to separately claim, in any condemnation proceeding, any damages payable for movable trade fixtures paid for and installed by Tenant (or any persons claiming under Tenant) without any contribution or reimbursement therefor by Landlord, and for Tenants loss of business, and for Tenant's relocation costs; provided Landlord's award is not reduced or otherwise adversely affected thereby.

         13. REMOVAL OF TENANT'S PROPERTY/WAIVER OF LANDLORD'S LIEN.

        Provided the Tenant is not then in default hereunder, the Tenant shall have the right, at any time during the term of this Lease, to remove "Tenant's Property", consisting of inventory, machinery, trade equipment, business and trade fixtures, and other trade equipment placed, installed, supplied or made by it in or on the Leased Premises at Tenant's cost and expense(without any contribution or reimbursement therefor by Landlord), and which may be removed without material injury to the Leased Premises; provided, however, that any damage to the Leased Premises or any part thereof occasioned by such removal shall be repaired by the Tenant at Tenant's cost and expense. As used herein and hereafter, the term "Tenant's Property" shall not include or be deemed to include any item now or hereafter installed in or on the Leased Premises that is an integral part of the building, including, without limiting the generality of the foregoing, heating, ventilating, and air conditioning plants and systems, electrical and plumbing fixtures and systems and other like equipment and fixtures, if any. If requested by Tenant, Landlord shall waive any contractual, statutory or other Landlord's lien on any and all of the Tenant's Property to the lien of any third party institutional lender providing financing to Tenant and will execute any customary agreements confirming such waiver as Tenant's lender may reasonably request. Notwithstanding the foregoing, Tenant shall not remove any of he Landlord's Property from the Leased Premises without the prior written consent of Landlord and Mortgagee.

         14. SUBORDINATION, NON-DISTURBANCE NOTICE TO LESSORS AND MORTGAGEES.

                  (a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all terms, covenants and conditions of the Superior Lease only to the extent the Superior Lease affects the Leased Premises and the rights of the Superior Lessor thereunder and all subsequent ground and underlying leases of all or any portions of the Leased Premises, now or hereafter existing, and to the lien of the Mortgage of Mortgagee and the rights of the Mortgagee thereunder and any subsequent Mortgages, which may now or hereafter affect all or any portions of the Leased Premises and/or any of such leases, to each and every advance made or hereafter to be made under such Mortgages, and to all renewals, modifications, replacements and extension of such leases and Mortgages and spreaders and consolidations of such Mortgages, provided, that, as to any such leases and/or Mortgages that encumber the Leased Premises on the commencement date of this Lease or that become liens of record after the date of this Lease the lessors and/or Mortgagee thereunder shall each enter into a non-disturbance agreement, in favor of Tenant, to provide that in the event its said Mortgage shall be foreclosed or its said lease shall be terminated, as the case may be, and provided that there has not occurred an Event of Default hereunder, this Lease shall not terminate on account thereof so long as the Tenant continues to pay the rents reserved in this Lease and otherwise performs and observes all of the terms, covenants, conditions and provisions of this Lease to be performed and observed by or on behalf of Tenant thereunder. The lien of any Mortgages shall not cover any trade fixtures or other personal property paid for and installed in the Leased Premises by Tenant (or any persons claiming under Tenant) without any contribution or reimbursement therefor by Landlord. The provisions of this subsection (a) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instruments that Landlord, the lessor of any such lease or the holder of any Mortgage, or any of their respective successors in interest, may reasonably request to evidence such subordinations and Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request, such power being coupled with an interest and Landlord shall promptly send to Tenant a copy of any subordination agreement executed and delivered by Landlord on behalf of Tenant. If any Superior Lease (or a memorandum thereof) or any Mortgage shall not be recorded, the subordination provided for in this Section shall not be effective unless and until Tenant shall have received notice from Landlord or from the Superior Lessor or the Mortgagee thereunder (as the case may be) of the existence of such Superior Lease or Mortgage (as the case may be). If Mortgagee shall, from time to time, so require, this Lease shall be prior in lien to the lien of its or their respective Mortgages.

                  (b) In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to Mortgagee and Superior Lessor, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or Mortgagee or Superior Lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (not to exceed sixty (60) days) and following the time when all such Mortgagee and Superior Lessor shall have become entitled under such Mortgages or Superior Leases, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise after similar notice, to effect such remedy), provided any such Mortgagee or Superior Lessor shall with due diligence give Tenant written notice of its intention to and shall commence and continue to remedy such act or omission, but nothing herein contained shall obligate Mortgagee or Superior Lessor to do so unless it so elects.

                  (c) If a Superior Lessor or a Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights (herein sometimes referred to as "SUCCESSOR LANDLORD") and upon such Successor Landlord's written agreement to accept Tenant's attornment which such Successor Landlord shall agree to accept if so requested by Tenant, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints Landlord the attorney--in-fact of Tenant to execute and deliver such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request, such power being coupled with an interest. Upon such attornment this Lease shall continue in full force and effect as, and as if it were, a direct lease between the Successor Landlord and Tenant upon all of the terms, covenants and conditions set forth in this Lease, and all such terms, covenants and conditions shall be applicable after such attornment except that the Successor Landlord shall:

                           (i) not be liable for any previous act or omission of
Landlord under this Lease, provided that the Successor Landlord shall be liable for any continuing defaults which remain uncured as of the date of Successor Landlord obtains title to the Leased Premises that are the responsibility or obligation of the Landlord hereunder to cure;

                           (ii) not be subject to any offset, not expressly
provided for in this Lease, which shall have theretofore accrued or which may thereafter accrue to Tenant against Landlord; and

                           (iii) not be bound by any previous modification of
this Lease, not expressly provided for in this Lease, other than a modification of this Lease executed by Landlord and Tenant prior to the execution of any Superior Lease or Mortgage, or by any previous prepayment of more than one month's Minimum Rental, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor(s) or the Mortgagee(s) through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

         15. NON-WAIVER. Neither a failure by the Landlord to exercise any of its options hereunder, nor failure to enforce its rights or seek its remedies upon any default, nor the acceptance by the Landlord of any rent accruing before or after any default, shall effect or constitute a waiver of the Landlord's right to exercise such option, to enforce such right, or to seek such remedy with respect to that default or to any prior or subsequent default. The remedies provided in this Lease shall be cumulative and shall not in any way abridge, modify or preclude any other rights or remedies to which the Landlord may be entitled either at law or in equity.

         16. QUIET ENJOYMENT. If the Tenant pays the rent it is obligated hereunder to pay, and observes all other terms, covenants and conditions hereof, it may peaceably and quietly have, hold and enjoy the Leased Premises during the term of this Lease, subject, however, to all the terms of this Lease. No failure by Landlord to comply with the foregoing covenant shall give

Tenant any right to cancel or terminate this Lease or to abate, reduce or make any deduction from or offset against any rent or any other sum payable under this Lease, or to fail to perform any other obligations of Tenant hereunder.

         17. ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not sublet the Leased Premises, nor any part thereof, nor assign, or otherwise dispose of this Lease or any interest therein, or any part thereof, without the prior written consent of Landlord and Mortgagee in each of the foregoing cases, which consent, however, to an assignment of this Lease may be withheld or granted in the sole discretion of each of Landlord and Mortgagee, respectively, or a subletting of the Leased Premises shall not be unreasonably withheld, provided the following conditions are complied with:

                           (i) Any assignment shall transfer to the assignee all
of the Tenant's rights in, and interests under, this Lease.

                           (ii) At the time of any assignment and/or subletting
this Lease must be in full force and effect without any breach or default thereunder on the part of the Tenant.

                           (iii) Any assignee shall assume, by written,
recordable instrument, in form and content satisfactory to Landlord, the due performance of all of Tenant's obligations under this Lease including any accrued obligations at the time of the assignment. A copy of the assignment and assumption agreement, both in form and content satisfactory to Landlord, fully executed and acknowledged by the assignee, together with a certified copy of a properly executed corporate resolution (if the assignee be a corporation) authorizing such assumption agreement, shall be sent to Landlord within ten (10) days from the effective date of such assignment.

                           (iv) A copy of any sublease fully executed and
acknowledged by the Tenant and the sublessee, shall be mailed to Landlord within ten (10) days from effective date of such subletting.

                           (v) Such assignment and/or subletting shall be
subject to all the provisions, terms, covenants and conditions of this Lease and the Tenant/assignor (and any guarantor(s) of this Lease) and such assignee(s) shall continue to be and remain liable hereunder, it being expressly understood and agreed that no assignment or subletting of the Leased Premises shall, in any way, relieve Tenant or any subsequent assignee(s) from the performance of any of the agreements, terms, covenants and conditions of this Lease,

                           (vi) Each sublease permitted under this Section shall
contain provisions to the effect that (A) such sublease is only for the actual use and occupancy by the sublessee and (B) such sublease is subject and subordinate to all of the terms, covenants and conditions of this Lease and to all of the rights of Landlord thereunder, and (C) in the event this Lease shall terminate before the expiration of such sublease, the subtenant thereunder will, at Landlords option, attorn to Landlord and waive any rights the subtenant may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease.

                  (b) Notwithstanding anything contained in this Lease to the contrary and notwithstanding any consent by Landlord to any assignment of this Lease no assignee shall further assign its interest in this Lease nor sublease the Leased Premises, or any portion thereof, except in accordance with the provisions of this Section 17.

                  (c) Notwithstanding anything contained in this Lease to the contrary, should Tenant desire to assign this Lease or sublet more than fifty (50%) percent of the net rental square footage of the main building or any other portion of the Leased Premises, it shall give written notice of its intention to do so to Landlord sixty (60) days or more before the effective date of such proposed subletting or assignment and Landlord may, at any time within thirty
(30) days after the receipt of such notice from Tenant, cancel this Lease by giving Tenant written notice of its intention to do so, in which event such cancellation shall become effective upon the date specified by Landlord, but not less than thirty (30) days nor more than ninety (90) days after its receipt by Tenant, with the same force and effect as if said cancellation date were the date originally set forth as the expiration date of the term of this Lease. Landlord may enter into a direct lease with the proposed subtenant or assignee or with any other persons as Landlord may desire.

                  (d) Tenant's failure to comply with all of the provisions and conditions of this Section 17 and all of the subsections hereof shall (whether or not Landlord's consent is required under this Section), at Landlord's option, render any purported assignment or subletting null and void and of no force and effect.

                  (e) In the event that Tenant hereunder or any "Guarantors" (hereinafter defined) shall, at any time, be a corporation, no change shall occur in the majority ownership of and/or the power to vote the majority of the outstanding capital stock of Tenant (or such Guarantors) without the prior written consent of Landlord, unless Tenant or such guarantor is a publicly traded company on a nationally recognized stock exchange.

                  (f) The Tenant may, without the consent of Landlord, consolidate with or merge into any other corporation, convey or transfer all or substantially all of its assets to any other corporation, or permit any other corporation to consolidate with or merge into it upon condition that:

                           (i) The corporation which results from such
consolidation or merger or the transferee to which such sale shall have been made (hereinafter referred to as the "SURVIVING CORPORATION") is a corporation organized under the laws of any State of the United States, and the Surviving Corporation shall have a net worth, computed in accordance with generally accepted accounting principles, consistently applied at least equal to the net worth of Tenant on the day immediately preceding such consolidation, merger or transfer; and

                           (ii) the Surviving Corporation shall expressly and
unconditionally assume by written agreement in recordable form to perform all such obligations of the Tenant hereunder and shall be obligated to perform all such obligations of the Tenant hereunder to the same extent as if the Surviving Corporation had originally executed and delivered this Lease; and

                           (iii) no rights of Landlord under this Lease shall be
affected or reduced by such consolidation, merger, conveyance or transfer.

Tenant covenants that it will not merge or consolidate or sell or otherwise dispose of all or substantially all of its assets unless there shall be compliance with all of the foregoing provisions of subsection 17(f) of this Lease and unless the instrument referred to in subparagraph 17(f) (ii) above shall have been delivered to Landlord.

         18. ENTRY BY LANDLORD. Landlord, Superior Lessor and Mortgagee, and their respective duly authorized representatives shall have the right to enter the Leased Premises at all reasonable times and upon 48 hours prior notice for the purposes of:

                  (a) inspecting the conditions of same, and making such repairs, alterations, additions, or improvements thereto as may be necessary or desirable if Tenant fails to do so as required hereunder (but the Landlord shall have no duty whatsoever to make any such inspections, repairs, alterations, additions, or improvements); and

                  (b) exhibiting the same to persons who may wish to purchase or lease the same, and, during the last year of the term of this Lease, placing a notice of reasonable size on the Leased Premises offering the same or any part thereof for sale or for rent.

         19. TENANT'S DEFAULT. The following shall be defined and deemed as an "EVENT OF DEFAULT": (a) if Tenant shall default in the payment of the Minimum Rental or any additional rent and if Tenant shall fail to cure said default within five (5) business days after receipt from Landlord of a written notice of such default, or, (b) if Tenant shall default in the performance or observance of any term, obligation, covenant or condition to be performed or observed by Tenant under this Section 19 or under any of Section 17 of this Lease; or (c) if Tenant shall default in the performance or observance of any other term, obligation, covenant or condition to be performed or observed by Tenant under this Lease and if Tenant shall fail to cure said default within twenty-five (25) days after receipt of notice of said default from Landlord, or if said default shall reasonably require longer than twenty-five (25) days to cure, if Tenant shall fail to commence to cure said default within twenty-five (25) days after receipt of notice thereof and continuously prosecute the curing of the same to completion with due diligence, or (d) if Tenant shall make an assignment of its property for the benefit of creditors or shall institute any proceedings relating to it or its property under any bankruptcy or insolvency laws of any jurisdiction or shall petition to any court for, or consent to, the appointment of a receiver, trustee or assignee of it or any part of its property, or (e) if an order for relief under any provisions of Title 11 of the United States Bankruptcy Code and any amendments thereto (hereinafter referred to as the "BANKRUPTCY CODE") shall be entered against tenant, or (f) if Tenant shall be declared bankrupt or insolvent according to law, or (g) if any bankruptcy or insolvency proceedings shall be commenced against Tenant and shall not be dismissed within sixty (60) days thereafter, or (h) if a receiver, trustee, or assignee shall be appointed without the consent of Tenant in any bankruptcy or insolvency proceedings of Tenant or the property of Tenant and shall not be discharged within ninety (90) days thereafter, or (i) if Tenant shall be Liquidated or dissolved, or shall begin proceedings toward its liquidation or dissolution, or shall, in any manner, permit the divestiture of substantially all of its assets, or (j) if, as a result of any failure by Tenant to perform or observe any of the terms, obligations, covenants or conditions to be performed or observed by it under this Lease, a breach or default shall have occurred and be continuing under any Superior Lease or Mortgage, or (k) if Tenant removes any of the Landlord's Property from the Leased Premises without the prior written consent of Landlord and Mortgagee. The word "Tenant" as used in subsections (d), (e),
(f), (g), (h), (i), (j) and (k) of this Section 19 shall mean the then holder of the Tenant's interest in this Lease hereunder and/or any Guarantor and/or other persons who or which are liable for Tenant's obligations under this Lease. The words "Landlord" and "Tenant" as used in subsections (b) and (c) of this Section 19 shall mean any person, firm or entity controlled by, under common control with, or controlling the Landlord or the "Tenant" (as defined in the preceding sentence under this Lease, respectively); and for the purpose of interpreting this sentence the word "control shall be deemed to mean capable of directing the business activities and direction of such person, firm or entity. Any defaults in Tenant's liabilities or obligations under this Lease occasioned by any acts or failures to act by any persons having or claiming any `right, title and interest in or to the Leased Premises by, through or under Tenant, shall be deemed the default of Tenant hereunder. If this Lease is terminated pursuant to this Section 19, Tenant waives (i) the benefit of any Laws exempting property from liability for rent or for debt, and (ii) the service of any notice which may be required by any Laws.

        In case of the occurrence of any Event of Default hereinbefore provided, the Landlord shall have the immediate right of reentry and may remove all persons and property from the Leased Premises by summary proceedings, force or otherwise. In addition to all other remedies afforded by law and/or equity, in the event of the occurrence of any Event of Default (whether or not Landlord shall elect to reenter or to take possession pursuant to legal proceedings or pursuant to any notice provided for by Laws), Landlord shall have the right, at its option, to (i) declare the balance of the entire rent for the entire rental term of this Lease to be immediately due and payable (in which event Landlord may then proceed to collect all of the unpaid rent called for by this Lease by distress or otherwise) which rental shall be discounted to its present value, or
(ii) terminate this Lease on not less than two (2) days notice to Tenant and upon the giving of said notice, this Lease and the term hereof shall cease and expire on the date set forth is said notice as if said date were the expiration date originally set forth herein and/or it may from time to time, whether or not this Lease be terminated, make such alterations and repairs as may be reasonably necessary in order to relet the Leased Premises or any part(s) thereof for such term or terms (which may extend beyond the term of this Lease) and at such rental(s) and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness (other than rents due hereunder) of Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees (at no greater than customary rates in the area in which the Leased Premises is located) and reasonable attorneys' fees and of the cost of such alterations and repairs, third, to the payment of rents due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rents and other payments required to be made by Tenant hereunder as the same may become due and payable hereunder, with the right reserved to Landlord to bring such action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the term for a final determination of Tenant's account; and the commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Section. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly subject to Landlord's right of action(s) or proceeding(s) , as aforesaid. No such reentry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination, thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach as damages for loss of the bargain and not as a penalty, including the cost of recovering the Leased Premises, reasonable attorneys' fees, and including the worth, at the time of such termination of the excess, if any, of the amount of rental and charges equivalent to the rental and charges reserved in this Lease for the remainder of the then term of this Lease, over the aggregate rental value of the Leased Premises for the remainder of such term, all of which shall be immediately due and payable from Tenant to Landlord. If any Laws shall validly limit the amount of the damages provided for in the immediately preceding sentence to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such Laws. In the event the Tenant does not comply with its obligations under this Lease, Landlord shall also have the right to appropriate injunctive relief. The rights and remedies whether herein or anywhere else in this Lease provided shall be cumulative and the exercise of any one right or remedy shall not preclude the exercise of or act as a waiver of any other right or remedy of Landlord hereunder or which may be existing at law, or in equity or by statute or otherwise. In addition to the foregoing, Tenant, and its successors and assigns, shall at all times indemnify Landlord, Mortgagee and Superior Lessor for, defend Landlord, Mortgagee and Superior Lessor against, and save Landlord, Mortgagee and Superior Lessor harmless from any liability, loss, cost, injury, damage or other expense or risk whatsoever directly or indirectly, arising out of, resulting from or otherwise in connection with the failure for any reason on the part of Tenant to perform, observe or comply with any of the covenants, conditions and obligations under this Lease to be performed, observed or complied with by Tenant.

         20. TAX APPEALS AND CONTESTS.

                  (a) Tenant shall have the right, at its cost and expense, to contest the amount or validity, in whole or in part, of any Imposition of any kind by appropriate proceedings diligently conducted in good faith, but no such contest shall be carried on or maintained by Tenant after the time limit for the payment of any Imposition unless the Tenant, at its option: (i) shall pay the amount involved under protest; or (ii) shall procure and maintain a stay of all proceedings to enforce any collection of any imposition together with all penalties, interest, costs and expenses by a deposit of a sufficient sum of money, or by such undertaking, as may be required or permitted by law to accomplish such stay; or (iii) shall deposit with Landlord or Superior Lessor or Mortgagee, as security for the performance by the Tenant of its obligations hereunder with respect to such Imposition such security in amounts equal to such contested amount or such reasonable security as may be demanded by the Landlord or Superior Lessor or Mortgagee to insure payment of such contested Imposition and all penalties, interest, costs and expenses which may accrue during the period of the contest. Upon the termination of any such proceedings, it shall be the obligation of Tenant to pay the amount of such Imposition or part thereof, as finally determined in such proceeding the payment of which may have been deferred during the prosecution of such proceedings together with any costs, fees (including counsel fees), interest, penalties or other liabilities in connection therewith, whereupon the Landlord shall arrange to have returned to the Tenant, with any interest (less an administrative fee of one (1%) percent per annum) earned thereon, all amounts, if any, held by or on behalf of Landlord which were deposited by the Tenant in accordance with the provisions hereof.

                  (b) Tenant shall have the right, at its cost and expense, to seek a reduction in the valuation of the Leased Premises as assessed for tax purposes and to prosecute any action or proceeding in connection therewith. Provided Tenant is not in default hereunder, Tenant shall be authorized to collect any tax refund of any tax paid by Tenant obtained by reason thereof and to retain the same.

                  (c) Each of Landlord, Mortgagee and Superior Lessor agrees that whenever such party's cooperation is required in any of the proceedings brought by Tenant as aforesaid, such party will reasonably cooperate therein, provided same shall not entail any cost, liability or expense to such party and Tenant will pay, indemnify and save Landlord, Mortgagee and Superior Lessor harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with any such contest and will, promptly after the final settlement fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith and Tenant shall perform and observe all acts and obligations the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord, Superior Lessor or Mortgagee to the risk of any material civil liability or the risk of any criminal liability, and Tenant shall give such reasonable indemnity or security to Landlord, Superior Lessor and Mortgagee as may reasonably be demanded by any of them to insure compliance with the foregoing provisions of this Section 20.

         21. SIGNS. Tenant may, during the term of this Lease, upon obtaining any and all necessary permits from governmental authorities paint or erect and maintain, at its cost and expense, signs of such dimensions and materials as it may reasonably deem appropriate in or about the Leased Premises. Such signs shall be removed by Tenant upon the termination of its occupancy of the Leased Premises.

         22. SURRENDER OF PREMISES. Except in the case of condemnation described in subsection 12(a), at the expiration or sooner termination of the term of this Lease, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. Tenant shall at such time remove all Tenant's Property, as well as any alterations or improvements, if requested to do so by Landlord and shall repair any damage to the Leased Premises caused thereby, and any or all of such properly not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. Tenant agrees that if Tenant does not surrender the Lease Premises to Landlord at the end term of this Lease, then Tenant will pay to Landlord, to the extent permitted by law, one hundred fifty percent (150%) of the amount of the rent paid by Tenant for the last full month of the term for each month or portion thereof that Tenant holds over, unless such holdover is expressly permitted in advance by Landlord in writing. Furthermore, at all times, Tenant shall indemnify Landlord, Mortgagee and Superior Lessor against loss or liability resulting from the delay by Tenant in so surrendering the Leased Premises including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         No receipt of money by Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such Notice, demand, suit or judgment.

         23. PROCEDURE UPON PURCHASE.

                  (a) In the event of the purchase of the Leased Promises or any portion thereof by Tenant pursuant Section 12 of this Lease, Landlord need not transfer and convey to Tenant or its designee any better title thereto than existed on the date of the commencement of this Lease, and Tenant shall accept such title, subject, however, to all liens, encumbrances, charges, exceptions and restrictions on, against or relating to the Leased Premises and to all applicable Laws, but free of the lien of and security interest created by any Mortgages and free of any liens, encumbrances, charges, exceptions and restrictions which have been created by or resulted from acts of Landlord during the term of this Lease which were not consented to, requested by or resulting from the acts or omissions of Tenant.

                  (b) Upon the Closing Date for any such purchase by Tenant of the Leased Premises or any portion thereof pursuant to any provisions of this Lease, Tenant shall pay to Landlord, or to any persons designated by Landlord in a written notice delivered by Landlord to Tenant not less than three (3) days prior to the Closing Date, by certified check, bank check or in federal funds, as Landlord may designate, at Landlord's address set forth above, or at any other place within the continental United States designated by Landlord, the Purchase Price therefor specified herein, and the following shall then occur:

                           (i) Landlord shall deliver to Tenant a special
warranty deed which describes the Leased Premises or the portion thereof then being sold to Tenant and conveys and transfers the title thereto which is described in subsection 23(a) above;

                           (ii) Landlord shall deliver to Tenant such other
instruments as shall be necessary to transfer to Tenant or its designee any other property then required to be sold by Landlord to Tenant pursuant to this Lease;

                           (iii) Tenant shall pay (or reimburse Landlord for)
all costs, fees and charges incident to such conveyance and transfer, including, without limitation, reasonable counsel fees, escrow fees, recording fees, title insurance premiums, Mortgage prepayment penalties and all applicable federal, state and local taxes (other than any income or franchise taxes levied upon or assessed against Landlord) which may be incurred or imposed by reason of such conveyance and transfer and by reason of the delivery and/or recording of such deed and such other instruments.

                           (iv) Upon the completion of the purchase of the
Leased Premises pursuant to the provisions hereof and the payment of the Purchase Price and all other amounts due Landlord, but not prior thereto (whether or not any delay in the completion of or the failure to complete such purchase shall be the fault of Landlord), this Lease and all obligations hereunder (including the obligations to pay the Minimum Rental and additional charges) shall terminate with respect to the Leased Premises, except with respect to actual or contingent obligations and liabilities of Tenant under this Lease which arose on or prior to such Closing Date.

         24. LANDLORD DEFINED.

                  (a) The term "Landlord" as used in this Lease means only the owner of the Leased Premises, or the Mortgagee in possession of the Leased Premises, for the time being, so that in the event of any sale or other transfer of the Leased Premises, Landlord shall be and hereby is entirely freed and relieved of all liabilities and obligations of Landlord hereunder arising from and after the date of any such transfer, and it shall be deemed without further agreement between the parties and any successor of Landlord, that such successor has assumed and agreed to perform and observe all liabilities and obligations of Landlord hereunder.

                  (b) Notwithstanding anything contained herein to the contrary, it is specifically understood and agreed that there shall be no personal liability on Landlord, Mortgagee or Superior Lessor in respect of any of the terms, covenants, conditions or provisions of this Lease, and in the event of a breach or default by Landlord, Mortgagee or Superior Lessor of any of its liabilities and obligations under this Lease, Tenant and any persons claiming by, through or under Tenant shall look solely to the equity of the Landlord, Mortgagee and Superior Lessor, respectively, in the Leased Premises for the satisfaction of Tenant's and such persons' remedies and claims for damages.

         25. TENANT'S PAYMENTS. Each and every payment and expenditure, other than Minimum Rental and other than costs for any additions, alterations, repairs, replacements and improvements to the Improvements, which are required to be paid by Tenant under this Lease shall be deemed to be additional rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, on demand by Landlord and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all of the rights and remedies available to Landlord hereunder or by Laws in the case of nonpayment of Minimum Rental. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense. Tenant agrees to pay or reimburse Landlord, on demand, for any reasonable costs and expenses that may be incurred by Landlord in connection with its review of any instruments or documents requested by Tenant pursuant to this Lease or relating to the Leased Premises including but not limited to the costs and expenses of making such investigations as the Landlord shall deem appropriate and the reasonable legal fees and disbursements of Landlord's counsel. All payments of Minimum Rental hereunder shall be made to Landlord by check, as Landlord may direct, at the address set forth in the beginning hereof unless otherwise provided herein or at such other address as may be designated by Landlord.

         26. RIGHT TO CURE DEFAULT. If Tenant shall fail to fully comply with any of its liabilities or obligations under this Lease (including, without limitation, its obligations to make repairs, maintain various policies of insurance, comply with all Laws and pay all Impositions and bills for utilities), then ten (10) days after the giving of written notice of such breach to Tenant (except that prior written notice shall not be required in the event of an emergency) Landlord shall have the right, at its option, to cure such breach at Tenant's cost and expense. Tenant agrees to reimburse Landlord (as additional rent) for all losses, costs, damages and expenses resulting therefrom or incurred in connection therewith, together with interest thereon (at a rate equal to the "Maximum Rate"), promptly upon demand.

         27. COVENANT AGAINST LIENS.

                  (a) If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money or other encumbrances shall be filed or imposed against Landlord, Superior Lessor, Mortgagee and/or any portion of the Leased Premises (whether or not such lien, charge, order or encumbrance is valid or enforceable as such), Tenant shall, at its cost and expense, cause same to be discharged of record or bonded within ten (10) days after notice to Tenant of the filing or imposition thereof; and Tenant shall indemnify and defend Landlord, Mortgagee and Superior Lessor against and save Landlord, Mortgagee, and Superior Lessor harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable counsel fees, resulting therefrom. If Tenant fails to comply with the foregoing provisions, Landlord shall have the option of discharging or bonding any such lien, charge, order or encumbrance, and Tenant agrees to reimburse Landlord (as additional rent) for all losses, costs, damages, and expenses resulting therefrom or incurred in connection therewith, together with interest thereon (at a rate equal to the "Maximum Rate"), promptly upon demand.

                  (b) All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter furnishing any labor, services, materials supplies or equipment to Tenant with respect to any portion of the Leased Premises, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same. Notice is hereby given that neither the Landlord, Mortgagee nor Superior Lessor shall be liable for any labor, services, materials, supplies or equipment furnished or to be furnished to the Tenant upon credit, and that no mechanic's or other lien for any such labor, services, materials, supplies or equipment shall attach to or affect the estate or interest of the Landlord, Mortgagee or Superior Lessor in and to the Leased Premises.

                  (c) In accordance with Florida Statutes 713.10, Landlord shall have the right to post on the Leased Premises and to file and/or record in the Public Records or court registry, as applicable, notices of non-responsibility and such other notices as Landlord may reasonably deem proper for the protection of Landlord's interest in the Leased Premises.

         28. WAIVER OF REDEMPTION. It being clearly understood by Tenant that Landlord is unwilling to enter into any lease of the Leased Premises for a term of more than five (5) years unless the statutory rights of redemption after a dispossess proceeding and to a second further trial after an action in ejectment shall be waived by Tenant (unless such second or further trial results from an Appellate Court decision reversing the decision of the first trial) and Tenant being willing to waive all such rights of redemption conferred by statute in order that it may secure a lease of more than five (5) years, Tenant covenants and agrees that in the event of an action for ejectment or any other action or proceeding to dispossess, terminating this Lease, the right of redemption provided or permitted by any Laws, and the right to any second or further trial provided or permitted by any Laws, shall be and hereby are expressly waived (unless such second or further trial results from an Appellate Court decision reversing the decision of the first trial) . Tenant hereby expressly waives the service of any notice in writing of intention to reenter as provided for or may be provided for in and by the laws of the State in which the Leased Premises is located, as the same may from time to time exist.

         29. LANDLORD'S AND TENANT'S CERTIFICATE. Landlord and Tenant shall, each without charge at any time and from time to time, within ten (10) days after request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any ground lessor, Mortgagee, assignee of Mortgagee or purchaser, or any proposed Mortgagee, or proposed assignee or sub-tenant of Tenant or any other person, firm or corporation specified by Landlord or Tenant:

                  (a) That this Lease and all "Guarantees" (hereinafter defined) are unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

                  (b) Whether or not there are then existing any breaches or defaults by the other party under any of the terms of this Lease and specifying such breach or default or any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Lease or of any Guarantees upon the part of the Landlord or Tenant or any said Guarantor, as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

                  (c) The dates, if any, to which the rental(s) and other charges under this Lease have been paid in advance.

        Tenant shall cause any and all of its said certifications which refer to any Guarantors or Guarantees to be executed and acknowledged by the relevant Guarantors.

         30. WAIVER OF TRIAL BY JURY AND WAIVERS BY GUARANTORS. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other, upon any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Leased Premises, and/or any claim of injury or damage. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of Minimum Rental or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding unless required by law to raise such counterclaim in such action. Each and every Guarantor, if any, shall with respect to the liabilities and obligations under its Guarantee, be deemed to have agreed to waive, with respect to its Guarantee and this Lease, all rights which are waived by Tenant under this Lease.

         31. NET LEASE; NON-TERMINABILITY. This is an absolutely "Bond Type" net lease to the Landlord. It is the intent of the parties hereto that the Minimum Rental payable under this Lease shall be an absolutely net return to the Landlord and that the Tenant shall pay all costs and expense relating to the Premises, unless otherwise expressly provided in this Lease. Any amount or obligation herein relating to the Premises which is not expressly declared to be that of the Landlord shall be deemed to be an obligation of the Tenant to be timely performed by the Tenant at the Tenant's expense. Except as otherwise specifically provided in Section 12 hereof, this Lease shall not terminate nor shall Tenant have any right to terminate this Lease; nor shall Tenant be entitled to any abatement, deduction, deferment, suspension or reduction of, or setoff, defense or counterclaim against, any rentals, charges, or other sums payable by Tenant under this Lease; nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of damage to or destruction of the Leased Premises from whatever cause, any taking by condemnation, eminent domain, requisition or by agreement between Landlord and those authorized to exercise such rights, the lawful or unlawful, limitation of Tenant's use of the Leased Premises, the interference with such use by any persons, corporations or other entities or by reason of any eviction by paramount title, or by reason of Tenant's acquisition of ownership of any or all of the Leased Premises otherwise than pursuant to an express provision of this Lease, or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties, or for the failure of Landlord to deliver possession of the Premises on the commencement of the term hereof, or for any other cause whether similar or dissimilar to the foregoing any present or future Laws to the contrary notwithstanding; it being the intention that the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Minimum Rental, additional rent and all other charges and sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease; and Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, cancel, rescind or void this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee of, or successor to, Landlord, and notwithstanding any action with respect to this Lease that may be taken by a trustee or receiver of Landlord or any assignee of, or successor to, Landlord or by any court in any such proceeding. Except specifically as provided in this Lease, Tenant waives all rights which may now or hereafter be conferred by law
(i) to quit, terminate, or surrender this Lease or the Premises or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of the Minimum Rental, Additional Rent, or any other sums payable under this Lease. Notwithstanding anything to the contrary contained above, the Tenant does retain a separate and independent right to sue the Landlord; provided, however, any judgment in favor of the Tenant shall not abate Minimum Rental or Additional Rent or terminate the Tenant's obligations hereunder. Notwithstanding the above or anything else contained in this Lease, if Tenant is required to vacate the Leased Premises as a result of a court order on a claim of superior title or the exercise of a superior lien right not caused by Tenant's actions, inactions or negligence, Tenant shall have the right to terminate this Lease and Tenant's obligations hereunder.

         32. MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Any notice, exercise of option or election, communication, request or other document or demand required or permitted under this Lease shall, be in writing and shall be given to Landlord, Tenant, Mortgagee or Superior Lessor by Federal Express or other similar national, reputable, overnight courier which provides proof of delivery, registered or certified mail, return receipt requested, postage prepaid, to the parties at the addresses indicated below:

                  (i)      To the Landlord as follows:

                           Aviation Sales Company
                           3601 Flamingo Road
                           Miramar, Florida 33027

                           And Copy to:

                           Boyar & Miller
                           4265 San Felipe, Suite 1200
                           Houston, Texas  77027
                           Attn:  Timothy J. Heinrich, Esq.


                  (ii)     To Tenant as follows:

                           Kellstrom Industries, Inc.
                           3701 Flamingo Road
                           Miramar, Fl. 33027
                           Attn:  Vice President, Operations

                           And Copy to:

                           Akerman, Senterfitt & Eidson, P.A.
                           Suntrust International Center
                           One S.E. Third Avenue, 28th Floor
                           Miami, Fl. 33131-1714
                           Attn:  Richard Bezold, Esq.

                  (iii)    To Superior Lessor as follows:

                           First Security Bank, National Association
                           79 South Main Street
                           Salt Lake City, Utah 84111
                           Attn:  Val T. Orton

                           And Copy to:

                  (iv)     To Mortgagee as follows:
                           Bank of America, N.A.
                           100 North Tampa Street, Suite 1700
                           Tampa, Florida 33602-5145
                           Attn:  Oscar Bruni

                           Attn:  Oscar Bruni

                           And Copy to:

                           Smith Helms Mulliss & Moore, L.L.P.
                           214 North Tryon Street
                           Charlotte, North Carolina 28202
                           Attn:  Manley Roberts, Esq.

Any party may, from to time, change the address at which such written notices, exercise of options or election, communications requests, or other documents or demands are to be mailed, by giving the other party(ies) written notice of such changed address, pursuant to the terms hereinabove set forth.

                  (b) RELATIONSHIP OF THE PARTIES. It is the intention of the parties hereto to create the relationship of Landlord and Tenant, and no other relationship whatsoever, and unless expressly otherwise provided herein, nothing herein shall be construed to make the parties hereto liable for any of the debts, liabilities or obligations of the other party.

                  (c) GOVERNING LAWS. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State in which the Leased Premises is located as the same may from time to time exist.

                  (d) INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  (e) WAIVER. Failure on the part of either party to complain of any action or non-action on the part of the other party, no matter how long the same may continue, shall never be deemed to be a waiver by either party of any of its rights hereunder. Acceptance by Landlord of Minimum Rental, additional rent or any other charges paid by Tenant hereunder shall not be or be deemed to be a waiver by Landlord of any default by Tenant, whether or not Landlord knows of such default. No waiver at any time of any of the provisions hereof by either party shall be construed as a waiver of any of the other provisions hereunder and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.

                  (f) COUNTERPARTS. This Lease may be executed, in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

                  (g) SOLE AGREEMENT. This Lease sets forth all the promises, inducements, agreements, conditions and understandings between Landlord and Tenant relative to the Leased Premises, and there are no promises, agreements, conditions or understandings, either oral or written, express or implied between them, other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by the party(ies) to be charged therewith.

                  (h) SHORT FORM OF LEASE. A short form or memorandum of Lease for recording purposes only, in form reasonably satisfactory to the Landlord's and Tenant's respective counsel, shall, simultaneously with the execution hereof, be executed by Landlord and Tenant.

                  (i) CAPTIONS. The captions of the several Sections and subsections of this Lease and table of contents are not a part of the context hereof and shall be ignored in construing this Lease. They are intended only as aids in locating various provisions hereof.

                  (j) SUCCESSORS AND ASSIGNS. Except as may be expressly otherwise provided herein, the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Landlord and its successors and assigns and the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Tenant and its successors and permitted assigns.

                  (k) NO MERGER. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Leased Premises, or any part thereof, by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, and (ii) any such other estate or interest in the Leased Premises or any part thereof; and no such merger shall occur unless and until all persons, corporations, firms and other entities having an interest (including a security interest) in (i) this Lease or the leasehold estate created by this Lease; and (ii) any such other estate or interest in the Leased Premises, or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

                  (l) RIGHTS OF SUPERIOR LESSOR. Any rights or indemnities provided herein for the benefit of Mortgagee shall apply with equal force and effect for the benefit of Superior Lessor as if expressly so stated in each instance.

                  (m) REPORTS. Tenant agrees to furnish to Landlord, with reasonable promptness: (1) copies of financial statements of Tenant and each Guarantor (including, but not limited to, annual balance sheets, income statements and surplus statements, certified by independent certified public accountants); and (2) other financial statements, reports and documents which the Tenant and each Guarantor (i) files with or otherwise sends to the Securities and Exchange Commission, whether pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 including, without limitation, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K and Proxy Statements and other soliciting materials; (ii) files with any other governmental commission, department or agency or any securities exchange; and (iii) sends to or makes available to its shareholders. In addition to the foregoing, Tenant shall obtain and deliver to Landlord, (a) with reasonable promptness, such other information respecting the operation of the Leased Premises or the financial condition and affairs of Tenant or any Guarantors, as Landlord may from time to time reasonably request, and (b) together with the annual reports of each Guarantor as required above, an Officer's Certificate of such Guarantor stating that to the best of the signer's knowledge and belief after making due inquiry, neither Tenant nor such Guarantor is in default in the performance or observance of any of the agreements, terms, covenants or conditions of this Lease or the Guarantee upon the part of Tenant or the Guarantor, as the case may be, to be performed or observed (or, if so, specifying the same and the steps being taken to remedy the same).

                  (n) OWNERSHIP OF LEASED PREMISES. Tenant acknowledges that the Leased Premises are the property of Landlord and that Tenant has only the right to the possession and use thereof upon the terms, covenants and conditions set forth in this Lease.

                  (o) ENCROACHMENTS, RESTRICTIONS, ETC. If any of the Improvements shall, at any time, encroach upon any property, street or right of way adjoining or adjacent to the Leased Premises, or shall violate the agreements or conditions contained in any restrictive covenant or other agreement affecting the Leased Premises, or any part thereof, or shall hinder or obstruct any easement or right-of-way to which the Leased Premises are subject, or shall impair the rights of others under such easement or right-of-way, then promptly upon the request of the Landlord at the behest of any persons affected by any such encroachment, violation, hindrance, obstruction or impairment, Tenant shall, at its cost and expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, hindrance, obstruction or impairment, whether the same shall affect Landlord or Tenant, or (ii) make such changes in the Improvements and take such other actions as shall be necessary to remove such encroachment, hindrances or obstructions and to end such violations or impairments, including, if necessary, but only with Landlord's prior written consent, the alteration or removal of any of the Improvements. Any such alteration or removal consented to by Landlord shall be made by Tenant in accordance with the requirements of Section 9, above. Tenant's obligations under this subsection 32(p) shall survive the expiration or sooner termination of this Lease.

                  (p) ACCEPTANCE OF SURRENDER. No surrender to Landlord of this Lease or of the Leased Premises, or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by Mortgagee and Superior Lessor, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, consented to as aforesaid, shall constitute an acceptance of any such surrender. Furthermore, no receipt of money by

Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

                  (q) CONSENT BY LANDLORD. Wherever in this Lease Landlord agrees not to unreasonably withhold its consent or approval, or words of like import, Tenant agrees that it shall not be unreasonable for Landlord to withhold such consent or approval (i) if by granting such consent or approval Landlord shall be in violation of the Superior Lease or any Mortgage, or (ii) Mortgagee shall not give its consent or approval thereto where its consent or approval is required by the terms of its Mortgage. Anything herein contained to the contrary notwithstanding, any consent or approval given by Landlord hereunder this Lease with respect to any act or matter to which a Mortgagee is entitled by the terms of its Mortgage to consent or approve shall be of no force or effect, and shall be deemed to have been withheld, unless accompanied by the written consent or approval of such Mortgagee. In the event that a claim or adjudication is made that Landlord has acted unreasonably or unreasonably delayed acting in any case where by law or under this Lease it has an obligation to act reasonably or promptly, Landlord shall not be liable for any monetary damages and Tenant's remedies shall be limited to injunctive relief or declaratory judgment.

                  (r) [INTENTIONALLY DELETED]

                  (s) TIME OF ESSENCE. It is understood and agreed between the parties hereto that time is of the essence of all the terms and provisions of this Lease.

                  (t) ATTORNEYS FEES. If either party defaults in the performance of any of the terms or provisions of this Lease and by reason thereof the other party employs the services of any attorney to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events the prevailing party shall be entitled to receive from the other party reasonable attorneys fees and all expenses and costs incurred by the prevailing party pertaining thereto (including costs and fees relating to any appeal) and in enforcement of any remedy.

                  (u) BROKERAGE. Tenant represents that it has dealt with no broker, salesman, agent or other person in connection with this transaction and that no broker, salesman, agent or other person brought about this transaction. Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, salesman, agent or other person claiming a commission or other form of compensation by virtue of heaving dealt with Tenant with regard to this leasing transaction. Landlord agrees to indemnify and hold Tenant harmless from and against any claims by any other broker, salesman, agent or other person claiming a commission or other form of compensation by virtue of heaving dealt with Landlord with regard to this leasing transaction. The provisions of this subsection 32(u) shall survive the expiration or sooner termination of this Lease.

                  (v) Florida Leases Only. RADON GAS. RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER A PERIOD OF TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT. [NOTE: THIS PARAGRAPH IS PROVIDED FOR INFORMATION PURPOSES PURSUANT TO SECTION 404.056(8), FLORIDA STATUTES (1988).]

                  (w) LEASE CONTINGENCIES. The obligations of Landlord and Tenant under this Lease are expressly conditioned upon and the term hereof shall not commence until the following contingencies shall have been satisfied, unless waived in writing by both Landlord and Tenant: (i) Landlord shall have obtained all required consents and approvals by the existing Mortgagee, Bank of America, N.A. and the existing Superior Lessor, First Security Bank, N.A. to the execution and delivery of this Lease; (ii) the transaction contemplated in the Asset Purchase Agreement dated September 20, 2000 between Tenant and Aviation Sales Distribution Services Company shall have closed; (iii) the Superior Lessor and any mortgagees holding mortgages on the Leased Premises shall have executed and delivered to Tenant non-disturbance agreements acceptable to Tenant; and
(iv) Tenant shall have obtained the consent of its lenders to the effectiveness of this Lease. If the contingencies described in (i), (ii), (iii) and (iv) above are not satisfied or waived by December 15, 2000, either Landlord or Tenant may elect to terminate this Lease by written notice to the other, in which event neither party shall have any further obligations hereunder. This Lease shall automatically terminate upon the termination of the Asset Purchase Agreement, in which event neither party shall have any further obligations hereunder. The closing of the transactions under the Asset Purchase Agreement shall be deemed a waiver by Landlord and Tenant of the conditions to commencement of this Lease and the right to terminate this Lease, all as provided in this Section 32.

         33. BANKRUPTCY OR INSOLVENCY. The Landlord and Tenant acknowledge and agree that the provisions of this Section 33 shall control notwithstanding anything to the contrary contained herein.

                  (a) In the event that Tenant shall become a debtor under Chapter 7 of the Bankruptcy Code and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if the provisions of this Section 33 are satisfied. If Tenant or Tenant's trustee shall fail to assume this Lease within 60 days after the entry of an order for relief, this Lease shall be deemed to have been rejected. Immediately thereupon Landlord shall be entitled to possession of the Leased Premises without further obligation to Tenant or Tenant's trustee and this Lease, upon the election of Landlord, shall terminate, but Landlord's right to be compensated for damages (including, without limitation, liquidated damages pursuant to Section 19 or the exercise of any other remedies in any such proceeding) shall survive, whether or not this Lease shall be terminated.

                  (b) In the event that a voluntary petition for reorganization is filed by Tenant, or an involuntary petition is filed against Tenant under Chapter 11 of the Bankruptcy Code, or in the event of the entry of an order for relief under Chapter 7 in a case which is then transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in-possession must elect to assume this Lease within 60 days from the date of the filing of the petition under Chapter 11 or the transfer thereto, or Tenant's trustee or the debtor-in-possession shall be deemed to have rejected this Lease. Immediately thereupon Landlord shall be entitled to possession of the Leased Premises without further obligation to Tenant or Tenant's trustee and this Lease, upon the election of Landlord shall terminate, but Landlord's right to be compensated for damages (including, without limitation, liquidated damages pursuant to Section 19 or the exercise of any other remedies in any such proceeding) shall survive, whether or not this Lease shall be terminated.

                  (c) No election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, shall be effective unless each of the following conditions has been satisfied:

                           (i) Tenant's trustee or the debtor-in-possession has
cured all defaults under this Lease, or has provided Landlord with evidence satisfactory to Landlord that it will cure all defaults susceptible of being cured by the payment of money within 10 days from the date of such assumption and that it will cure all other defaults under this Lease which are susceptible of being cured by the performance of any act within 30 days after the date of such assumption.

                           (ii) Tenant's trustee or the debtor-in-possession has
compensated, or has provided Landlord with evidence satisfactory to Landlord that, within 10 days from the date of such assumption, it will compensate Landlord for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenant's trustee, or the debtor-in-possession as indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or the debtor-in-possession.

                           (iii) Tenant's trustee or the debtor-in-possession
(A) has provided Landlord with "Assurance", as hereinbelow defined, of the future performance of each of the obligations under this Lease of Tenant, Tenant's trustee or the debtor-in-possession and (B) shall, in addition to any other security deposits held by Landlord, deposit with Landlord, as security for the timely payment of Minimum Rental and for the performance of all other obligations of Tenant under this Lease, an amount equal to 3 monthly installments of Minimum Rental and any percentage rental payable under this Lease (both at the rate then payable) , and (C) pay in advance to Landlord on the date each installment of Minimum Rental is due and payable, one-twelfth of Tenant's annual obligations for Impositions and insurance premiums to be made by Tenant pursuant to this Lease. The obligations imposed upon Tenant's trustee or the debtor-in-possession by this Section 33 shall continue with respect to Tenant or any assignee of this Lease, after the conclusion of proceedings under the Bankruptcy Code.

                           (iv) Such assumption will not breach or cause a
default under any provision of any other lease, Mortgage, financing agreement or other agreement by which Landlord or the Superior Lessor is bound, relating to the Leased Premises or any larger development of which the Leased Premises is a part.

                  (d) For purposes of subsection (c)(iii) of this Section 33, Landlord and Tenant acknowledge that "Assurance" shall mean no less than: (i) Tenant's trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease and (ii) to secure to Landlord the obligations of Tenant, Tenant's trustee or the debtor-in-possession and to assure the ability of Tenant, Tenant's trustee or the debtor-in-possession to cure the defaults under this Lease, monetary and/or non-monetary, there shall have been: (A) sufficient cash deposited with Landlord, or (B) the Bankruptcy Court shall have entered an order segregating sufficient cash payable to Landlord and/or (C) Tenant's trustee or the debtor-in-possession shall have granted to Landlord a valid and perfected first lien and security interest and/or mortgage in property of Tenant, Tenant's trustee or the debtor-in-possession, acceptable as to value and kind to Landlord.

                  (e) In the event that this Lease is assumed in accordance with subsection (b) of this Section 33 and thereafter Tenant is liquidated or files, or has filed against it, a subsequent petition under any provision of the Bankruptcy Code or any similar statute for relief of debtors, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election to so terminate within 30 days after the occurrence of either of such events.

                  (f) If Tenant's trustee or the debtor-in-possession has assumed this Lease pursuant to the terms and provisions of this Section 33 for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Landlord shall be entitled to receive all consideration for such assignment whether cash or otherwise. As used in this subsection (f) of this Section 33 "adequate assurance of future performance" shall mean at least that clauses (B) and (C) of subsection (c) (iii) of this Section 33 and each of the following conditions, has been satisfied:

                           (i) The proposed assignee has furnished Landlord with
a current financial statement audited by a certified public accountant determined in accordance with generally accepted accounting principals consistently applied indicating a credit rating, net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance of such assignee of Tenant's obligations under this Lease, but in no event indicating a net worth less than the net worth of the Tenant and any Guarantors of this Lease, on the date of execution hereof.

                           (ii) Such assignment will not breach or cause a
default under any provision of any other lease, Mortgage, financing agreement or other agreement by which Landlord or the Superior Lessor is bound, relating to the Leased Premises or any larger development of which the Leased Premises is a part.

                           (iii) The proposed assignment will not release or
impair any Guarantee under this Lease.

                  (g) When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession shall be obligated to pay reasonable use and occupancy charges for the use of the Leased Premises, such charges shall not be less than the Minimum Rental and all additional rent payable by Tenant under this Lease and shall be paid at the times and when due as though such charges were Minimum Rental and additional rent.

                  (h) Anything in this Lease to the contrary notwithstanding, neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Leased Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other similar person or entity or otherwise by operation of law under the Bankruptcy Code or any similar federal statute now or hereinafter enacted, or under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord shall have consented to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

         34. LATE CHARGES.

                  (a) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed encumbering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after the date on which such sum is due, Tenant shall pay to Landlord a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default. with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  (b) Any amount due Landlord not paid within ten (10) days after the date on which such amount is due shall bear interest at the Maximum Rate from the due date of such amount. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         35. DEFINITIONS.

        For the purposes of this Lease, the following definitions shall be applicable:

        ACCEPTANCE NOTICE - as defined in Section 12(d).

        BANKRUPTCY CODE - as defined in Section 19.

        CLOSING DATE - as defined in Section 12(e).

        COMMENCEMENT DATE - the date upon which the term of this Lease shall commence as set forth in Section 32 (w) and as confirmed by Landlord and Tenant in a certificate delivered in accordance with Section 2.

        CONTROL - as defined in Section 19.

        EVENT OF DEFAULT - as defined in Section 19.

        FINAL NOTICE - as defined in Section 12(e).

        GUARANTEE - any agreements or undertakings, written or otherwise, by virtue of which any Guarantors guaranty the performance or observance of any or all of the terms, covenants or conditions to be performed or observed by Tenant under this Lease.

        GUARANTOR - any persons, firms or entities who or which guaranty the performance or observance of any or all of the terms, covenants or conditions to be performed or observed by Tenant under this Lease.

        IMPOSITIONS - as defined in Section 5(b).

        IMPROVEMENTS - as defined in Section 1.

        LANDLORD - as defined in Section 24.

        LANDLORD'S PROPERTY - all personal property of the Landlord placed, installed, supplied or located in or on the Leased Premises, but limited solely to personal property included within the terms Equipment (as defined in the Participation Agreement referred to below), Improvements (as defined in the Participation Agreement), Fixtures (as defined in the Participation Agreement), and any other Property (as defined in the Participation Agreement), any portion of any such Equipment, Improvements, Fixtures or Property, or any proceeds of any such Equipment, Improvements, Fixtures or Property. "Participation Agreement" means the Participation Agreement dated as of December 17, 1998, as amended, among the Landlord, as Construction Agent and as Lessee, the Superior Lessor, the lenders parties thereto, the holders parties thereto, and Bank of America, N.A., as agent.

        LAWS - as defined in Section 2(a).

        LEASE YEAR - Any twelve (12) month period during the term of this Lease commencing on the first day of the first full calendar month of the term of this Lease.

        LEASED PREMISES - as defined in Section 1.

        MAXIMUM RATE - an annual rate of interest equal to eighteen percent (18%) but in no event in excess of the maximum lawful rate permitted to be charged by a Landlord against a defaulting Tenant for monies advanced by reason of a Tenant's default.

        MINIMUM RENTAL - as defined in Section 3.

        MORTGAGE - any Mortgage, deed of trust or other security interest now existing or hereafter created on all or any portion of Landlord's interest in this Lease and/or the Leased Premises.

        MORTGAGEE - Bank of America, N.A., as successor to NationsBank, National Association, a national banking association, in its capacity as a lender and as Administrative Agent for certain lenders, together with any subsequent holder of any Mortgage.

        NET AWARD - as defined in Section 12(e).

        OFFER - as defined in Section 12(c).

        PERSON-PERSONS - any individual(s), partnership(s), firm(s), corporation(s), business trust(s), estate(s), legal representative(s) or other entities of any nature or description whatsoever.

        PLANS AND SPECIFICATIONS - as defined in Section 9(a)(iv).

        PURCHASE PRICE - as defined in Section 12(c).

        SUCCESSOR LANDLORD - as defined in Section 14(c).

        SUPERIOR LEASE - that certain Lease Agreement dated as of December 17, 1998, between Superior Lessor, as lessor, and Landlord, as lessee, as the same has been amended from time to time, together with any other lease of all or any portions of the Leased Premises made by and between any persons, firms or entities, as lessor, and any Landlord hereunder, as lessee.

        SUPERIOR LESSOR - First Security Bank, National Association, solely as Owner Trustee under Aviation Sales Trust 1998-1, as lessor under the Superior Lease, together with any subsequent lessor under any other Superior Lease.

        TAKING DATE - as defined in Section 12(a).

        TENANTS CHANGE(S) - as defined in Section 9(a).

        TENANT'S PROPERTY - as defined in Section 13.

        IN WITNESS WHEREOF, the parties hereto have duly executed this instrument under seal as of the day and year first above written.


W I T N E S S E S:                          LANDLORD:



                                            AVIATION SALES COMPANY, a Delaware
                                            corporation
----------------------------------
Name:
      ----------------------------



                                            By: /s/ Benito Quevedo
----------------------------------              --------------------------------
                                            Name: Benito Quevedo
Name                                             -------------------------------
----------------------------------          Title: President
                                                  ------------------------------



                                            TENANT:



                                            KELLSTROM INDUSTRIES, INC., a
                                            Delaware corporation


----------------------------------
Name:
      ----------------------------



                                            By: /s/ Zivi R. Nedivi
----------------------------------              --------------------------------
                                            Name: Zivi R. Nedivi
Name                                             -------------------------------
----------------------------------          Title: President
                                                  ------------------------------




                                                             [Corporate Seal]

                                   SCHEDULE B

                                 MINIMUM RENTAL


    Lease Year                             Monthly Minimum Rental
    ----------                             ----------------------

   1 through 5           The lesser of (a) $384,037.50, and (b) 81.4% of
                         the actual debt service paid by Landlord with respect to the financing secured by the Premises and the premises located at 3601 Flamingo, Miramar, Florida; plus, in either case, applicable sales tax.

   6 through 10                             Fair Market Rental as
                                              determined below
  11 through 15                             Fair Market Rental as
                                              determined below
  16 through 20                             Fair Market Rental as
                                              determined below
  21 through 25                             Fair Market Rental as
                                              determined below
  26 through 30                             Fair Market Rental as
                                              determined below


DETERMINATION OF FAIR MARKET RENTAL RATE. If, within thirty (30) days following Landlord's receipt of written notice from Tenant electing to renew the Term of the Lease in accordance with Section 2 thereof, Landlord and Tenant are unable to agree in writing upon the prevailing fair market rental rate to apply during a Renewal Period, the fair market rental applicable to a Renewal Period shall be determined through arbitration as follows.

The Landlord and Tenant shall attempt to agree upon a single appraiser to make such determination within thirty (30) days after a demand for arbitration has been made by either the Tenant or Landlord. If the Tenant and Landlord are unable to agree upon a single arbitrator within such thirty (30) day period, then the party giving the notice of demand for arbitration shall give notice to the other of a person selected to act as appraiser on its behalf. Within ten
(10) days after such notice, the Tenant (or Landlord, as the case may be) shall by notice to the Landlord (or the Tenant, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) and experienced in appraising warehouse facilities (or reasonably similar facilities), shall, within forty-five (45) days after the date of the notice appointing the first appraiser, proceed to appraise the relevant facility to determine the fair market rental thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser has been so appointed, or if two appraisers have been so appointed but only one such appraiser has made such determination within the later to occur of 10 business days following delivery of such appraisal to the other party or fifty (50) days after the making of Landlord's or the Tenant's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers have been appointed and have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined does not exceed ten percent (10%) of the lesser of such amounts, then the fair market rental shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined exceeds ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser. If no such appraiser has been appointed within such twenty (20) days or within ninety
(90) days of the original request for a determination of fair market rental, whichever is earlier, either the Tenant or Landlord may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the fair market rental within forty-five (45) days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and the average of the sum of the remaining two determinations shall be final and binding upon the Tenant and Landlord as the fair market rental of the Facility. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties and judgment may be entered upon such determination in any court having jurisdiction of the matter. The Tenant and Landlord shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half (1/2) of the fees and expenses of the third appraiser and one-half (1/2) of all other costs and expenses incurred in connection with each appraisal.

Notwithstanding any provision of this Lease to the contrary, Tenant shall have the right in its discretion to revoke its exercise to renew the Term of the Lease by delivering written notice of such revocation to Landlord by the date that is no later than ten (10) days after the final determination of the rental rate applicable to such Renewal Period; provided, however, that any such revocation shall not release Tenant of its obligation to pay its share of expenses incurred in connection with the determination of the applicable rental rate.

                                   SCHEDULE C

                      PURCHASE PRICE OF THE LEASED PREMISES

         In the event Tenant purchases the Leased Premises pursuant to the provisions of Paragraph 12 of this Lease, the term "Purchase Price" shall mean, with respect to such purchase, an amount equal to $35,000,000.






                                      C-1